UACSC 98-D
                        UNION ACCEPTANCE CORPORATION
                                 (Servicer)
                            MONTH ENDING 4/30/99

PRINCIPAL BALANCE RECONCILIATION                                           DOLLARS
                                                  CLASS A-1      CLASS A-2     CLASS A-3         CLASS A-4         CLASS A-5
                                                -------------   -------------   -------------    -------------   -------------
Original Principal Balance                      58,925,000.00   60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Beginning Period Principal Balance              19,446,935.21   60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
Principal Collections - Scheduled Payments       3,144,338.14               -               -                -               -
Principal Collections - Payoffs                  3,333,969.64               -               -                -               -
Principal Withdrawal from Payahead                   1,335.15               -               -                -               -
Gross Principal Charge Offs                        591,226.37               -               -                -               -
Repurchases                                          1,510.36               -               -                -               -
                                                -------------   -------------   -------------    -------------   -------------
Ending Balance                                  12,374,555.55   60,250,000.00   75,800,000.00    36,450,000.00   44,488,594.18
                                                =============   =============   =============    =============   =============


Certificate Factor                                  0.2100052       1.0000000       1.0000000        1.0000000       1.0000000
Pass Through Rate                                      5.3630%         5.6250%         5.7500%           5.810%          5.960%

PRINCIPAL BALANCE RECONCILIATION                                    NUMBERS
                                                  TOTAL CLASS A's
                                                  --------------    ------
Original Principal Balance                        275,913,594.18    19,733
                                                  ==============    ======
Beginning Period Principal Balance                236,435,529.39    17,816
Principal Collections - Scheduled Payments          3,144,338.14
Principal Collections - Payoffs                     3,333,969.64       341
Principal Withdrawal from Payahead                      1,335.15
Gross Principal Charge Offs                           591,226.37        48
Repurchases                                             1,510.36         1
                                                  --------------    ------
Ending Balance                                    229,363,149.73    17,426
                                                  ==============    ======


Certificate Factor                                     0.8312862
Pass Through Rate                                         5.6818%

CASH FLOW RECONCILIATION

Principal Wired                                                6,499,561.86
Interest Wired                                                 2,270,992.40
Withdrawal from Payahead Account                                   2,284.91
Repurchases (Principal and Interest)                               1,591.73
Charge Off Recoveries                                            190,361.06
Interest Advances                                                 47,494.32
Certificate Account Interest Earned                               22,679.82
Spread Account Withdrawal                                                 -
Class A Policy Draw for Class A Principal or Interest                     -
                                                             --------------

Total Cash Flow                                                9,034,966.10
                                                             ==============


TRUSTEE DISTRIBUTION  (5/10/99)

Total Cash Flow                                                9,034,966.10
Unrecovered Advances on Defaulted Receivables                     19,401.15
Servicing Fee (Due and Unpaid)                                            -
Interest to Class A-1 Certificateholders                          92,705.70
Interest to Class A-2 Certificateholders                         282,421.88
Interest to Class A-3 Certificateholders                         363,208.33
Interest to Class A-4 Certificateholders                         176,478.75
Interest to Class A-5 Certificateholders                         220,960.02
Principal to Class A-1 Certificateholders                      7,072,379.66
Principal to Class A-2 Certificateholders                                 -
Principal to Class A-3 Certificateholders                                 -
Principal to Class A-4 Certificateholders                                 -
Principal to Class A-5 Certificateholders                                 -
Insurance Premium                                                 24,847.67
Interest Advance Recoveries from Payments                         36,551.86
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                       -
Deposit to Payahead                                               22,934.87
Certificate Account Interest to Servicer                          22,679.82
Payahead Account Interest to Servicer                                 86.24
Excess                                                           700,310.15
                                                             --------------

Net Cash                                                                  -
                                                             ==============



Servicing Fee Retained from Interest Collections                 197,029.61

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                          -
Beginning Balance                                              4,138,703.91
Trustee Distribution of Excess                                   700,310.15
Interest Earned                                                   15,266.75
Spread Account Draws
                                                                          -
Reimbursement for Prior Spread Account Draws                              -
Distribution of Funds to Servicer                               (715,576.89)
                                                             --------------
Ending Balance                                                 4,138,703.91
                                                             ==============

Required Balance                                               4,138,703.91

FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                              12,416,111.74
Beginning Balance                                              6,500,894.91
Reduction Due to Spread Account
                                                                     (0.00)
Reduction Due to Principal Reduction                           (318,257.08)
                                                             --------------
Ending Balance                                                 6,182,637.83
                                                             ==============

First Loss Protection Required Amount                          6,182,637.83
First Loss Protection Fee %                                           2.00%
First Loss Protection Fee                                         10,304.40

POLICY  RECONCILIATION

Original Balance                                             275,913,594.18
Beginning Balance                                            233,670,563.08
Draws                                                                     -
Reimbursement of Prior Draws                                              -
                                                             --------------
Ending Balance                                               233,670,563.08
                                                             ==============

Adjusted Ending Balance Based Upon Required Balance          226,557,250.11
                                                             ==============
Required Balance                                             226,557,250.11


PAYAHEAD RECONCILIATION


Beginning Balance                                                 23,219.18
Deposit                                                           22,934.87
Payahead Interest                                                     86.24
Withdrawal                                                         2,284.91
                                                             --------------
Ending Balance                                                    43,955.38
                                                             ==============

CURRENT DELINQUENCY
                                          GROSS
    # PAYMENTS DELINQUENT      NUMBER    BALANCE         PRINCIPAL    INTEREST
    ---------------------      ------    -------         ---------    --------
1 Payment                        251    2,778,595.22     46,532.72    28,964.77
2 Payments                       106    1,277,120.78     38,530.96    27,797.26
3 Payments                        35      439,985.06     16,979.72    14,878.42
Total                            392    4,495,701.06    102,043.40    71,640.45

Percent Delinquent             2.250%          1.960%




DELINQUENCY RATE (60+)
                                                          RECEIVABLE
                                       END OF PERIOD     DELINQUENCY
   PERIOD              BALANCE         POOL BALANCE         RATE
   ------              -------         ------------         ----
Current               1,717,105.84     229,363,149.73      0.75%
1st Previous          1,732,710.12     236,435,529.39      0.73%
2nd Previous          1,852,552.13     244,475,626.25      0.76%


NET LOSS RATE

                                                                                                      DEFAULTED
                                                   LIQUIDATION                      AVERAGE           NET LOSS
   PERIOD                             BALANCE      PROCEEDS                       POOL BALANCE      (ANNUALIZED)
   ------                             -------      --------                       ------------      ------------
Current                              591,226.37   190,361.06                     232,899,339.56         2.07%
1st Previous                         499,715.44   161,459.85                     240,455,577.82         1.69%
2nd Previous                         432,944.06    10,235.55                     247,871,834.11         2.05%

Gross Cumulative Charge Offs       1,584,200.36              Net Cumulative Loss Percentage
Gross Liquidation Proceeds           367,848.04                                                         0.44%

Number of Repossessions                      35
Number of Inventoried Autos EOM              48

EXCESS YIELD TRIGGER
                                                    EXCESS YIELD
                      EXCESS      END OF PERIOD      PERCENTAGE
   PERIOD             YIELD       POOL BALANCE      (ANNUALIZED)
   ------             -----       ------------      ------------
Current             779,284.27   229,363,149.73       4.08%
1st Previous      1,019,768.05   236,435,529.39       5.18%
2nd Previous        710,595.43   244,475,626.25       3.49%
3rd Previous      1,311,627.81   251,268,041.96       6.26%
4th Previous      1,387,820.04   257,510,531.15       6.47%
5th Previous        611,309.44   265,560,842.66       2.76%


                                             CURRENT
                                              LEVEL     TRIGGER     STATUS
                                              -----     -------     ------
Six Month Average Excess Yield                 4.71%      1.50%       OK

Trigger Hit in Current or any Previous Month                          NO




DATE:                            /s/ Ashley Vukovits
                                 ------------------------------
                                 ASHLEY VUKOVITS
                                 FINANCE OFFICER